UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22039
                                                    -----------

         First Trust Specialty Finance and Financial Opportunities Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2013
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                               SPECIALTY FINANCE
                                 AND FINANCIAL
                               OPPORTUNITIES FUND
                                     (FGB)

                                 ANNUAL REPORT
                              FOR THE YEAR ENDED
                               NOVEMBER 30, 2013


                                                                      CONFLUENCE
FIRST TRUST                                                INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                     (FGB)

                                 ANNUAL REPORT
                               NOVEMBER 30, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Statement of Cash Flows...................................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Report of Independent Registered Public Accounting Firm...................... 19
Additional Information....................................................... 20
Board of Trustees and Officers............................................... 25
Privacy Policy............................................................... 27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                 (FGB) ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                               NOVEMBER 30, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 30.30% during the twelve months ended November 30, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
"AT A GLANCE"
AS OF NOVEMBER 30, 2013 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                   FGB
Common Share Price                                                $8.19
Common Share Net Asset Value ("NAV")                              $8.61
Premium (Discount) to NAV                                         (4.88)%
Net Assets Applicable to Common Shares                     $123,081,120
Current Quarterly Distribution per Common Share (1)             $0.1700
Current Annualized Distribution per Common Share                $0.6800
Current Distribution Rate on Closing Common Share Price (2)        8.30%
Current Distribution Rate on NAV (2)                               7.90%
------------------------------------------------------------------------

------------------------------------------------------------------------
            COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------------
            Common Share Price        NAV
11/12             $8.06              $7.82
                   7.95               7.74
                   7.75               7.75
                   7.75               8.05
12/12              7.86               7.91
                   8.24               8.31
                   8.45               8.38
                   8.37               8.36
1/13               8.51               8.37
                   8.44               8.52
                   8.63               8.47
                   8.94               8.59
2/13               8.37               8.42
                   8.42               8.46
                   8.56               8.54
                   8.77               8.64
3/13               8.73               8.56
                   8.43               8.40
                   8.35               8.40
                   8.20               8.27
4/13               8.71               8.63
                   8.67               8.67
                   8.50               8.67
                   8.68               8.74
                   8.42               8.49
5/13               8.38               8.26
                   8.38               8.24
                   8.32               8.23
                   8.31               8.05
6/13               8.33               8.21
                   8.25               8.15
                   8.36               8.41
                   8.51               8.52
7/13               8.89               8.42
                   8.39               8.39
                   8.29               8.20
                   8.15               8.00
                   8.05               7.97
8/13               8.42               7.87
                   8.22               7.96
                   8.31               8.13
                   8.18               8.18
9/13               8.20               8.25
                   8.02               8.16
                   8.00               8.27
                   8.18               8.40
10/13              8.35               8.56
                   8.19               8.32
                   8.29               8.36
                   8.07               8.53
                   8.03               8.48
11/13              8.19               8.61
------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                         Average Annual Total Return
                                                                       --------------------------------
                                                                                            Inception
                                                     1 Year Ended      5 Years Ended       (5/25/2007)
                                                      11/30/2013        11/30/2013        to 11/30/2013
Fund Performance (3)
NAV                                                     18.91%            25.79%             -1.30%
Market Value                                            10.03%            32.65%             -2.75%

Index Performance
Blended Benchmark(4)                                    16.94%            23.91%              3.28%
MSCI U.S. Investable Market Financials Index            32.81%            10.95%             -6.46%
-------------------------------------------------------------------------------------------------------


------------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
------------------------------------------------------------
Ares Capital Corp.                                 9.9%
Golub Capital BDC, Inc.                            7.4
PennantPark Investment Corp.                       5.9
THL Credit, Inc.                                   5.9
Hercules Technology Growth Capital, Inc.           5.4
Medley Capital Corp.                               5.3
Solar Senior Capital Ltd.                          4.6
TCP Capital Corp.                                  4.3
New Mountain Finance Corp.                         3.7
Triangle Capital Corp.                             3.6
------------------------------------------------------------
                                       Total      56.0%
                                                 =====

------------------------------------------------------------
                                                % OF TOTAL
INDUSTRY                                       INVESTMENTS
------------------------------------------------------------
Capital Markets                                   88.5%
Real Estate Investment Trusts (REITs)              8.4
Diversified Financial Services                     3.1
------------------------------------------------------------
                                       Total     100.0%
                                                 =====

------------------------------------------------------------
                                                % OF TOTAL
ASSET CLASSIFICATION                           INVESTMENTS
------------------------------------------------------------
Common Stocks - Business Development Companies    85.6%
Common Stocks                                     11.3
Master Limited Partnerships                        2.7
Exchange-Traded Funds                              0.4
------------------------------------------------------------
                                       Total     100.0%
                                                 =====

(1) Most recent distribution paid or declared through 11/30/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4)   Blended benchmark consists of the following (Source: Bloomberg):
            Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%).
      From 2009-2012, the blended benchmark consisted of the following:
            Red Rocks Global Listed Private Equity Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%).
      Certain of these indices were discontinued during 2012, therefore the blended benchmark was changed. From 2007-2009, the blended benchmark consisted of the following:
            Red Rocks Listed Private Equity Index (40%), FTSE NAREIT Mortgage REIT Index (20%), FTSE NAREIT Hybrid REIT Index (20%), Merrill Lynch Preferred Stock Hybrid Securities Index (10%) and Rusell 2000 Financial Services Index (10%).
      Certain of these indices were discontinued during 2009, therefore the blended benchmark was changed.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2013

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                      CONFLUENCE PORTFOLIO MANAGEMENT TEAM

                                MARK KELLER, CFA
              CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

                              DAVID MIYAZAKI, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

                               DANIEL WINTER, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER



                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on a niche called business development companies ("BDCs"). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated return opportunity derived from the private markets. As of November 30, 2013, the Fund had over 80% of its assets invested in 33 BDCs.

The Fund's fiscal year, which ended November 30, 2013, was a very constructive period for financial stocks. The MSCI U.S. Investable Market Financials Index, which provides a broad measure of performance for U.S. financial stocks, had a total return of 32.81%. The financial sector has generally lagged other areas of the equity market since the 2008 recession. But this year, financials were able to extend progress made in the previous year, helped by very low default rates and improving regulatory clarity.

BDCs are financial stocks but are very different relative to most other companies in the sector. The amount of debt they utilize is much lower and they distribute almost all their earnings, creating a high dividend yield profile. Accordingly, they often perform much differently than many financials. This year, the BDC industry delivered solid returns, but at a level generally below that of the broader financial sector. In part, the lower relative performance likely reflected a moderation in returns, after outperforming in several previous years. The rise in interest rates may also have played a role, as many dividend-paying stocks faced headwinds after the Federal Reserve announced potential changes to its quantitative easing policy in the spring.

The operating fundamentals for the BDC industry were very stable. Problem loans and default rates remained at low levels, while borrowing costs declined and equity capital was available. Industry growth also remained intact. Several new BDCs had initial public offerings and many existing BDCs were able to increase in size. These encouraging developments were partially offset by high levels of repayments and refinancing in BDC loan portfolios. In many instances, BDCs had to make new loans at lower rates.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

With declining yields in their portfolios, some BDCs experienced lower levels of overall income. And so, while the health and growth of the overall industry progressed on a positive trend, there were significant differences in performance at the individual company level. Some BDCs were able to maintain and grow their dividends, while others struggled to earn their dividends and in some cases had to reduce dividends.

The Fund invests in a wide spectrum of BDCs, but its focus has long emphasized high quality BDCs, led by management teams with track records of prudent loan underwriting and sensible capital allocation. And though their order has changed a bit, the Fund's top five positions remained in the same companies throughout the year. Ares Capital Corp., Golub Capital BDC, Inc., PennantPark Investment Corp., Medley Capital Corp. and THL Credit, Inc. together formed the foundation of the portfolio. These high quality BDCs contributed to the Fund's cashflow and income, enabling the Board to increase the dividend for the fourth consecutive year. The Fund's meaningful and growing dividend played a constructive role for investors seeking yield in a low interest-rate environment.

The Fund also has investments in some lower quality BDCs, whose managers have struggled to earn and deliver attractive returns on capital. Some of these BDCs are on the mend, while others are still in the midst of challenges. But when these companies are purchased and utilized with an adequate valuation discount, they can form an attractive return/risk profile and play a constructive role in the portfolio. We utilize these discounts, but temper the exposure in order to maintain an overall profile weighted toward high quality.

Another portfolio allocation has involved Agency Mortgage-Backed Securities
(MBS) REITs. These companies faced substantial headwinds throughout the year, particularly after the Fed announced potential changes to its bond buying policy in May. Although the environment has been volatile, rising interest rates may help form a higher return environment for these companies. Their yield profile remained quite high and this allocation was additive to the Fund's ability to earn and distribute income. Still, we limit this allocation because of the industry's high level of volatility and the variable nature of its dividends.

The balance of the Fund's investments are in companies positioned to help pursue both income and growth objectives. At times, some of the positions in this allocation may be in stocks with small or non-existent dividends. However, we believe these companies are well-positioned to grow their earnings and help the Fund compound its NAV. The Fund realized some attractive gains this year from this allocation and was also able to establish some new positions. Over time, this allocation may rise and fall depending upon the opportunities we identify and overall market conditions.

PERFORMANCE ANALYSIS

                                            TWELVE MONTHS
                                            ENDED 11/30/13
       FGB Market Value Total Return            10.03%
       FGB NAV Total Return                     18.91%
       Blended Benchmark*                       16.94%

* Components of the blended benchmark: Wells Fargo BDC Index (70%); FTSE/NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%).

Source: Bloomberg, BNY Mellon

The Fund's market value total return1 of 10.03% was below the Fund's NAV total return of 18.91%, as the Fund's common share price premium to NAV changed to a discount, moving from +2.80% to -4.88%. The Fund's NAV total return was close to the blended benchmark performance, which came in at 16.94%. It is important to note that because FGB is unique in its focus on BDCs, it often performs in a much different manner than most benchmarks, including its own blended benchmark.

The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. The benchmark does not utilize leverage.


1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

OUTLOOK

In recent decades, Fed policy has principally involved very short-term interest rates. But after the 2008 recession, the Fed opted to manipulate longer-term rates as well, with the intention of stimulating economic growth. In May 2013, the Fed announced it was considering a withdrawal of this policy, a maneuver called "tapering." As longer-term interest rates rose, it became evident that Fed policy had been affecting asset classes, including dividend-paying stocks.

The market adjustments to changing Fed policy have involved bouts of acute price changes, both up and down, increasing investor stress levels. But volatility can also present opportunities, ones that involve the chance to invest at discounted valuations. For the Fund, these opportunities will involve many BDCs, most in the high quality bucket, but some outside of it. This approach has positioned the Fund to grow its income distributions as well as its NAV.

In a period of sustained low interest rates, growing income has been a significant challenge. But the combination of active portfolio management, a focus on high-quality companies, prudent leverage and a growing and fundamentally strong BDC industry have positioned the Fund to deliver stable and growing dividends. Nevertheless, the low rate environment remains a challenge, and there can be no assurance the Fund can continue to grow its dividend. On the upside, as the Fed advances its policy tapering, we look forward to a period when the market, as opposed to the U.S. central bank, sets longer term interest rates. We believe this environment should be a constructive one for the Fund to deliver income and capital appreciation, derived from a differentiated alternative asset class.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2013

   SHARES                                     DESCRIPTION                                            VALUE
-----------  -----------------------------------------------------------------------------      --------------
COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 102.4%

             CAPITAL MARKETS - 102.4%
    139,032  American Capital Ltd. (a) (b) ...............................................      $    2,127,190
    445,108  Apollo Investment Corp. (b) .................................................           4,014,874
    789,552  Ares Capital Corp. (b) ......................................................          14,511,966
    214,420  BlackRock Kelso Capital Corp. (b) ...........................................           2,120,614
      6,964  Fidus Investment Corp........................................................             151,188
     79,094  Fifth Street Finance Corp. (b) ..............................................             756,139
    147,536  Full Circle Capital Corp. (b) ...............................................           1,138,978
    371,716  Gladstone Capital Corp. (b) .................................................           3,627,948
    183,333  Gladstone Investment Corp. (b) ..............................................           1,391,498
    578,740  Golub Capital BDC, Inc. (b) .................................................          10,886,099
      8,699  Harvest Capital Credit Corp..................................................             128,571
    463,198  Hercules Technology Growth Capital, Inc. (b) ................................           7,906,790
    222,697  Horizon Technology Finance Corp. (b) ........................................           3,162,297
    303,369  KCAP Financial, Inc. (b) ....................................................           2,551,333
     38,798  Main Street Capital Corp. (b) ...............................................           1,278,394
    444,100  MCG Capital Corp. (b) .......................................................           2,136,121
    250,353  Medallion Financial Corp. (b) ...............................................           4,441,262
    545,561  Medley Capital Corp. (b) ....................................................           7,817,889
      5,000  Monroe Capital Corp..........................................................              64,650
    244,496  MVC Capital, Inc. (b) .......................................................           3,550,082
    359,392  New Mountain Finance Corp. (b) ..............................................           5,416,037
    333,937  NGP Capital Resources Co. (b) ...............................................           2,598,030
    129,943  OFS Capital Corp. (b) .......................................................           1,506,039
    177,965  PennantPark Floating Rate Capital Ltd. (b) ..................................           2,463,036
    718,973  PennantPark Investment Corp. (b) ............................................           8,749,901
     14,085  Saratoga Investment Corp.....................................................             220,008
    290,709  Solar Capital Ltd. (b) ......................................................           6,729,913
     55,050  Solar Senior Capital Ltd. (b) ...............................................           1,002,461
    125,026  Stellus Capital Investment Corp. (b) ........................................           1,930,401
    368,495  TCP Capital Corp. (b) .......................................................           6,374,964
    509,618  THL Credit, Inc. (b) ........................................................           8,648,218
    124,337  TICC Capital Corp. (b) ......................................................           1,344,083
    176,601  Triangle Capital Corp. (b) ..................................................           5,255,646
                                                                                                --------------
             TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES ........................         126,002,620
             (Cost $117,177,163)                                                                --------------

COMMON STOCKS - 13.5%

             CAPITAL MARKETS - 3.4%
     75,467  Safeguard Scientifics, Inc. (a) .............................................           1,407,460
    110,000  Stonecastle Financial Corp...................................................           2,759,900
                                                                                                --------------
                                                                                                     4,167,360
                                                                                                --------------

             REAL ESTATE INVESTMENT TRUSTS - 10.1%
    354,500  Annaly Capital Management, Inc. (b) .........................................           3,601,720
     20,000  Ares Commercial Real Estate Corp.............................................             262,400
    652,880  CYS Investments, Inc. (b) ...................................................           5,223,040
     20,000  Gladstone Commercial Corp....................................................             359,800

Page 6                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

  SHARES/
   UNITS                                      DESCRIPTION                                            VALUE
-----------  -----------------------------------------------------------------------------      --------------
COMMON STOCKS (CONTINUED)

             REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
    176,282  Hatteras Financial Corp. (b) ................................................      $    2,945,672
                                                                                                --------------
                                                                                                    12,392,632
                                                                                                --------------
             TOTAL COMMON STOCKS .........................................................          16,559,992
             (Cost $22,355,779)                                                                 --------------

MASTER LIMITED PARTNERSHIPS - 3.2%

             DIVERSIFIED FINANCIAL SERVICES - 3.2%
    209,105  Compass Diversified Holdings (b) ............................................           3,991,814
                                                                                                --------------
             TOTAL MASTER LIMITED PARTNERSHIPS ...........................................           3,991,814
             (Cost $843,306)                                                                    --------------

EXCHANGE-TRADED FUNDS - 0.5%

             DIVERSIFIED FINANCIAL SERVICES - 0.5%
     15,000  SPDR Barclays High Yield Bond ETF ...........................................             611,250
                                                                                                --------------
             TOTAL EXCHANGE-TRADED FUNDS .................................................             611,250
             (Cost $532,814)                                                                    --------------

             TOTAL INVESTMENTS - 119.6% ..................................................         147,165,676
             (Cost $140,909,062) (c)

             OUTSTANDING LOAN - (20.3%) ..................................................         (25,000,000)

             NET OTHER ASSETS AND LIABILITIES - 0.7% .....................................             915,444
                                                                                                --------------
             NET ASSETS - 100.0% .........................................................      $  123,081,120
                                                                                                ==============

-----------------------------
      (a)   Non-income producing security.

      (b) All or a portion of this security serves as collateral on the outstanding loan.

      (c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes is $143,654,535. As of November 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $25,857,431 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,346,290.

                        See Notes to Financial Statements                 Page 7

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                            TOTAL          LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                              11/30/2013         PRICES           INPUTS           INPUT
-----------------------------------------------------   ------------     ------------     ------------     ------------
Common Stocks - Business Development
   Companies*........................................   $126,002,620     $126,002,620     $         --     $         --
Common Stocks*.......................................     16,559,992       16,559,992               --               --
Master Limited Partnerships*.........................      3,991,814        3,991,814               --               --
Exchange-Traded Funds *..............................        611,250          611,250               --               --
                                                        ------------     ------------     ------------     ------------
Total Investments....................................   $147,165,676     $147,165,676     $         --     $         --
                                                        ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current values. As of November 30, 2013, the Fund transferred common stock valued at $422,529 from Level 2 to Level 1 of the fair value hierarchy. The common stock that transferred from Level 2 to Level 1 did so because it was previously priced at a discount to the last sale price, but the discount has been eliminated and it is now being priced at the last sale price, which is received daily from an independent third party pricing service.


Page 8                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2013

ASSETS:
Investments, at value
  (Cost $140,909,062) .........................................................................    $  147,165,676
Cash...........................................................................................         3,258,379
Foreign currency (Cost $25) ...................................................................                24
Receivables:
    Dividends..................................................................................           304,846
Prepaid expenses                                                                                            4,892
                                                                                                   --------------
      Total Assets.............................................................................       150,733,817
                                                                                                   --------------

LIABILITIES:
Outstanding loan ..............................................................................        25,000,000
Payables:
    Distributions payable......................................................................         2,429,443
    Investment advisory fees...................................................................           119,507
    Audit and tax fees.........................................................................            47,200
    Printing fees..............................................................................            18,894
    Custodian fees.............................................................................            11,461
    Administrative fees........................................................................            11,303
    Legal fees.................................................................................             4,917
    Trustees' fees and expenses................................................................             3,587
    Transfer agent fees........................................................................             2,898
    Interest and fees on loan..................................................................             2,400
    Financial reporting fees...................................................................               771
Other liabilities .............................................................................               316
                                                                                                   --------------
      Total Liabilities........................................................................        27,652,697
                                                                                                   --------------
NET ASSETS                                                                                         $  123,081,120
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................    $  266,207,409
Par value .....................................................................................           142,909
Accumulated net investment income (loss) ......................................................        (3,165,620)
Accumulated net realized gain (loss) on investments ...........................................      (146,360,191)
Net unrealized appreciation (depreciation) on investments and foreign currency translation ....         6,256,613
                                                                                                   --------------
NET ASSETS ....................................................................................    $  123,081,120
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................    $         8.61
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        14,290,840
                                                                                                   ==============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2013

INVESTMENT INCOME:
Dividends .....................................................................................    $   10,962,194
Interest.......................................................................................             1,016
Other..........................................................................................             4,752
                                                                                                   --------------
   Total investment income.....................................................................        10,967,962
                                                                                                   --------------
EXPENSES:
Investment advisory fees.......................................................................         1,426,132
Interest and fees on loan......................................................................           264,487
Administrative fees............................................................................           128,617
Printing fees..................................................................................            61,134
Audit and tax fees.............................................................................            48,483
Transfer agent fees............................................................................            33,208
Trustees' fees and expenses....................................................................            20,085
Custodian fees.................................................................................            17,404
Legal fees.....................................................................................            11,849
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            30,176
                                                                                                   --------------
   Total expenses..............................................................................         2,050,825
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)...................................................................         8,917,137
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments........................................................           473,424
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        11,028,362
   Foreign currency translation................................................................                (1)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation)...........................................        11,028,361
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        11,501,785
                                                                                                   --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................    $   20,418,922
                                                                                                   ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          11/30/2013      11/30/2012
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $   8,917,137   $   8,436,796
Net realized gain (loss)...........................................................           473,424      (1,016,616)
Net change in unrealized appreciation (depreciation)...............................        11,028,361      14,269,307
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations....................        20,418,922      21,716,487
                                                                                        -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (9,571,582)     (9,258,175)
Return of capital..................................................................                --         (22,689)
                                                                                        -------------   -------------
Total distributions to shareholders................................................        (9,571,582)     (9,280,864)
                                                                                        -------------   -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ............................................           100,813              --
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions..........           100,813              --
                                                                                        -------------   -------------
Total increase (decrease) in net assets............................................        10,948,153      12,435,623

NET ASSETS:
Beginning of period................................................................       112,132,967      99,697,344
                                                                                        -------------   -------------
End of period......................................................................     $ 123,081,120   $ 112,132,967
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period..........................     $  (3,165,620)  $  (2,799,790)
                                                                                        =============   =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................        14,278,252      14,278,252
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            12,588              --
                                                                                        -------------   -------------
Common Shares at end of period.....................................................        14,290,840      14,278,252
                                                                                        =============   =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..........   $    20,418,922
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
     Purchases of investments............................................       (22,586,022)
     Sales, maturities and paydowns of investments.......................        19,508,959
     Return of capital received from investments in MLPs ................           311,328
     Net realized gain/loss on investments...............................          (473,424)
     Net change in unrealized appreciation/depreciation on investments...       (11,028,362)

CHANGES IN ASSETS AND LIABILITIES:
     Increase in dividends receivable....................................           (29,584)
     Decrease in prepaid expenses........................................               844
     Increase in interest and fees on loan payable.......................               887
     Increase in investment advisory fees payable........................             8,843
     Decrease in legal fees payable......................................              (289)
     Decrease in printing fees payable...................................              (840)
     Increase in administrative fees payable.............................             1,623
     Increase in custodian fees payable..................................             8,768
     Decrease in transfer agent fees payable.............................            (2,993)
     Increase in Trustees' fees and expenses payable.....................                84
     Decrease in other liabilities.......................................            (2,779)
                                                                            ---------------
CASH PROVIDED BY OPERATING ACTIVITIES....................................                           $     6,135,965
                                                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Common Shares reinvested..............................           100,813
     Distributions to Common Shareholders from net investment income.....        (9,498,051)
     Issuances of loan...................................................         2,000,000
                                                                            ---------------
CASH USED IN FINANCING ACTIVITIES........................................                                (7,397,238)
                                                                                                    ---------------
Decrease in cash.........................................................                                (1,261,273)
Cash and foreign currency at beginning of period.........................                                 4,519,676
                                                                                                    ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD...............................                           $     3,258,403
                                                                                                    ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees........................                           $       263,600
                                                                                                    ===============


Page 12                 See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      YEAR            YEAR            YEAR            YEAR            YEAR
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                   11/30/2013      11/30/2012      11/30/2011      11/30/2010      11/30/2009
                                                  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period ...........   $     7.85      $     6.98      $     7.69      $     5.98      $     4.51
                                                   ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................         0.62            0.59            0.66            0.56            0.65
Net realized and unrealized gain (loss) ........         0.81            0.93           (0.74)           1.76            1.43
                                                   ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         1.43            1.52           (0.08)           2.32            2.08
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................        (0.67)          (0.65)          (0.63)          (0.59)          (0.55)
Return of capital ..............................           --           (0.00) (c)      (0.00) (c)      (0.02)          (0.06)
                                                   ----------      ----------      ----------      ----------      ----------
Total distributions to Common Shareholders .....        (0.67)          (0.65)          (0.63)          (0.61)          (0.61)
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .................   $     8.61      $     7.85      $     6.98      $     7.69      $     5.98
                                                   ==========      ==========      ==========      ==========      ==========
Market value, end of period ....................   $     8.19      $     8.07      $     6.20      $     7.50      $     5.43
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (a) ......        18.91%          22.48%          (1.01)%         40.04%          56.00%
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (a) .........        10.03%          41.76%          (9.84)%         50.41%          94.18%
                                                   ==========      ==========      ==========      ==========      ==========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $  123,081      $  112,133      $   99,697      $  109,861      $   85,069
Ratio of total expenses to average net assets...         1.73%           1.83%           1.85%           1.83%           2.29%
Ratio of total expenses to average net assets
  excluding interest expense ...................         1.50%           1.55%           1.58%           1.58%           1.94%
Ratio of net investment income (loss) to average
  net assets ...................................         7.51%           7.81%           8.32%           7.93%          13.36%
Portfolio turnover rate ........................           13%             18%             11%             24%             20%
INDEBTEDNESS:
Total loan outstanding (in 000's) ..............   $   25,000      $   23,000      $   20,000      $   18,000      $   14,350
Asset coverage per $1,000 of indebtedness (b)...   $    5,923      $    5,875      $    5,985      $    7,103      $    6,928

--------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(c)   Amount represents less than $0.01 per share.



                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2013


                                1. ORGANIZATION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value, or in absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of the bid and asked prices, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2013

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund holds shares of business development companies ("BDCs") and may hold exchange-traded funds ("ETFs"). The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

The Fund may also hold real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The REIT's characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Fund may also hold MLPs. For the year ended November 30, 2013, distributions of $311,328 received from MLPs have been reclassified as return of capital.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2013

Permanent differences incurred during the fiscal year ended November 30, 2013, primarily as a result of the prior year tax character of REIT and BDC distributions, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $288,615, an increase in accumulated net realized gain (loss) on investments by $223,452 and a decrease to paid-in capital of $512,067.

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 was as follows:

                                                      2013              2012
Distributions paid from:

Ordinary income...............................   $   9,571,582     $   9,258,175
Return of capital.............................              --            22,689

As of November 30, 2013 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.................   $     115,148
Undistributed capital gains...................              --
                                                 -------------
Total undistributed earnings..................         115,148
Accumulated capital and other losses..........    (144,466,043)
Net unrealized appreciation (depreciation)....       3,511,140
                                                 -------------
Total accumulated earnings (losses)...........    (140,839,755)
Other   ......................................      (2,429,443)
Paid-in capital...............................     266,350,318
                                                 -------------
Net assets....................................   $ 123,081,120
                                                 =============

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2013, the Fund utilized post-enactment capital loss carryforwards in the amount of $621,207. At November 30, 2013, the Fund had capital loss carryforwards for federal income tax purposes of $144,147,189, expiring as follows:

         EXPIRATION DATE        AMOUNT

         November 30, 2015     $  5,166,354
         November 30, 2016       62,747,095
         November 30, 2017       55,647,845
         November 30, 2018       14,556,882
         November 30, 2019        5,452,015
         Non-expiring               576,998

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2013, the Fund incurred and elected to defer capital losses of $318,854.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of November 30, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES:

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2013


F. ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11: "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements, and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2013 were $21,511,974 and $17,681,633 respectively.

                              5. CREDIT AGREEMENT

The Fund entered into a committed facility agreement (the "BNP Facility") with BNP Paribas Prime Brokerage, Inc. ("BNP"), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility except upon 180 calendar days prior notice. Effective October 21, 2013, the interest rate under the BNP Facility is equal to the 1-month LIBOR plus 70 basis points. Prior to October 21, 2013, the interest rate under the BNP Facility was equal to the 3-month LIBOR plus 80 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

The average amount outstanding for the year ended November 30, 2013 was $23,928,767, with a weighted average interest rate of 1.05%. As of November 30, 2013, the Fund had outstanding borrowings of $25,000,000 under the BNP Facility. The high and low annual interest rates for the year ended November 30, 2013 were 1.11% and 0.86%, respectively, and the interest rate at November 30, 2013 was 0.86%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2013


                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                     7. FINANCIAL SECTOR CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund, as of November 30, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2013, none qualified for the corporate dividends received deduction available to corporate shareholders.

None of the ordinary income distributions for the year ended November 30, 2013, are designated as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend and Income Fund), and First Trust High Income Long/Short Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 12,745,015, the number of votes against was 174,795 and the number of abstentions was 1,363,205. The number of votes cast in favor of Mr. Nielson was 12,740,511, the number of votes against was 179,299 and the number of abstentions was 1,363,205. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)


economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

REIT, MORTAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgagees sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor") at a meeting held on June 10-11, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)


assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in January 2012.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but it does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was equal to the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance, and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to two benchmarks, one of which is a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)


On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that it provided services to the Fund at a loss in 2012. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that many of the Sub-Advisor's costs are fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including the Sub-Advisor's statement that it benefits from greater exposure to specialty finance companies. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                               FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS             OVERSEEN BY       DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                TRUSTEE           5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three-Year Term    Physician; President, Wheaton Orthopedics;    105        None
c/o First Trust Advisors L.P.                            Limited Partner, Gundersen Real Estate
120 East Liberty Drive,             o Since Fund         Limited Partnership; Member Sportsmed
  Suite 400                           Inception          LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o Three-Year Term    President (March 2010 to Present), Senior     105        Director of ADM
c/o First Trust Advisors L.P.                            Vice President and Chief Financial Officer               Investor Services,
120 East Liberty Drive,             o Since Fund         (May 2007 to March 2010), ADM Services,                  Inc. and ADM
  Suite 400                           Inception          Inc. (Futures Commission Merchant)                       Investor Services
Wheaton, IL 60187                                                                                                 International
D.O.B.: 11/57

Robert F. Keith, Trustee            o Three-Year Term    President (2003 to Present), Hibs             105        Director of Trust
c/o First Trust Advisors L.P.                            Enterprises (Financial and Management                    Company of
120 East Liberty Drive,             o Since June 2006    Consulting)                                              Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three-Year Term    President and Chief Executive Officer (June   105        Director of
c/o First Trust Advisors L.P.                            2012 to Present), Dew Learning LLC                       Covenant
120 East Liberty Drive,             o Since Fund         (Educational Products and Services); President           Transport Inc.
  Suite 400                           Inception          (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and      o Three-Year Term    Chief Executive Officer (December 2010        105        None
Chairman of the Board                                    to Present), President (until December
120 East Liberty Drive,             o Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                           Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                        Board of Directors, BondWave LLC
D.O.B.: 09/55                                            (Software Development Company/
                                                         Investment Advisor) and Stonebridge
                                                         Advisors LLC (Investment Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a Trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as Trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as Trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)

     NAME, ADDRESS               POSITION AND OFFICES   TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH                   WITH FUND         LENGTH OF SERVICE                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                     and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since January 2012    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)


James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief Accounting                          President (April 2007 to January 2011), First
   Suite 400            Officer                      o  Since January 2012    Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine        Secretary and Chief Legal    o  Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Officer                                               First Trust Portfolios L.P. and Secretary and
   Suite 400                                         o  Since Fund Inception  General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                             Development Company/Investment Advisor);
D.O.B.: 05/60                                                                 Secretary of Stonebridge Advisors LLC
                                                                              (Investment Advisor)


Daniel J. Lindquist     Vice President               o  Indefinite Term       Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                         Senior Vice President (September 2005 to July
   Suite 400                                         o  Since Fund Inception  2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                               and First Trust Portfolios L.P.
   Suite 400                                         o  Assistant Secretary
Wheaton, IL 60187                                       Since Fund Inception
D.O.B.: 12/66
                                                     o  Chief Compliance
                                                        Officer Since
                                                        January 2011


(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2013 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 for the fiscal year ended November 30, 2012 and $42,000 for the fiscal year ended November 30, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2012 and $5,200 for the fiscal year ended November 30, 2013. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2012, were $5,200 for the registrant and $4,120 for the registrant's investment adviser, and for the fiscal year ended November 30, 2013, were $5,200 for the registrant and $3,000 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(A) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

b. The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and
      (iii) material personal and family relationships.

d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

      o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

      o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

      o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

      o proxy voting policies and procedures;

      o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

      o records of votes cast and abstentions; and

      o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

Information provided as of February 3, 2014

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has 32 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T.WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       Information provided as of November 30, 2013

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                                                                                              No. of
                                                                                             Accounts     Total Assets in
                                                                  Total                        where      Accounts where
  Name of Portfolio                                              No. of                    Advisory Fee   Advisory Fee is
     Manager or                                                 Accounts                   is Based on       Based on
     Team Member                  Type of Accounts               Managed     Total Assets   Performance     Performance
     -----------                  ----------------               -------     ------------   -----------     -----------
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
1.  Mark Keller         Registered Investment Companies:            1           $150m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           5,550        $1,736m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
2.  David Miyazaki      Registered Investment Companies:            1           $150m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           5,550        $1,736m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
3.  Daniel Winter       Registered Investment Companies:            1           $150m            0              $0

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           4,637        $1,529m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------


POTENTIAL CONFLICTS OF INTERESTS

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2013

The Fund's portfolio managers are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition, the Firm's portfolio managers are equity owners in the Firm, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.


(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of November 30, 2013

       Name                    Dollar Range of Registrant Shares Beneficially
       ----                    -----------------------------------------------
                                                    Owned
                                                    -----
       Mark Keller                           $50,001 - $100,000
       David Miyazaki                        $10,001 - $50,000
       Daniel Winter                         $1 - $10,000
       Brian Hansen                          $10,001 - $50,000
       Joseph Hanzlik                        $10,001 - $50,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Specialty Finance and Financial Opportunities Fund
          ----------------------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 22, 2014
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 22, 2014
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 22, 2014
     ---------------------

* Print the name and title of each signing officer under his or her signature.